UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

CHASE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following communication was made available by Chase Corporation to its employees]

Letter to Employees

Colleagues,

Since our founding nearly 80 years ago, our mission has been to continuously improve our operating performance while providing an outstanding customer experience. All of you have contributed to making Chase what it is today – one of the world’s leading manufacturers of protective materials with mission-critical applications across a wide variety of industries. We thank you for your hard work and dedication to our company.

This morning we announced the signing of a definitive agreement for Chase to be acquired by an affiliate of funds managed by KKR, a leading global investment firm (as applicable, “KKR”) in a transaction that values our business at $1.3 billion. Upon completion, Chase will become a private company that will be majority owned by an affiliate of funds managed by a respected global investment firm with the experience and resources to support us in our next phase of growth.

Importantly, this transaction is a recognition of our talented global team and the opportunity we have in front of us. We spent a lot of time determining the right partner for us during this critical inflection point in our journey, and we strongly believe that KKR is the right fit for Chase.

Throughout this process, we grew confident that the similarities in our culture and KKR’s will allow us to continue to live our mission. Like Chase, KKR is a family-run business. The familial bond, the genuine sense of partnership on which KKR was founded, is very much in the firm’s DNA, and has influenced the firm’s approach to working with their portfolio companies.

One of the key pillars of KKR’s partnership we are most excited about is their innovative approach to fostering an ownership culture at its portfolio companies. KKR recognizes the value of every employee’s contributions to our company and after closing plans to support us in rolling out a new program, which will make every employee of Chase globally an equity owner of our company. Through this program, all of our colleagues will have the opportunity to participate in the value we create together. You can find additional information on KKR and the employee ownership model in the attached letter from KKR Partner Josh Weisenbeck.

We are thrilled to join the KKR family and look forward to the opportunities ahead of us, but for now it remains business as usual. We will continue to operate as a public company until the transaction closes which is expected to occur in Q4 of 2023, subject to shareholder approval, in addition to regulatory approvals and other customary closing conditions.

We will provide additional details as we approach closing of the transaction about our ambitions to invest more and grow our business. I want to thank you all again for your commitment to making Chase great. Keep up the great work and, for now, remain focused on delivering high-quality service our customers rely on.

Sincerely,

Adam Chase

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about Chase’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Chase’s shareholders, (ii) the timing to consummate the proposed transaction, (iii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iv) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (v) the diversion of management time on transaction-related issues, (vi) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Chase, (viii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chase to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (ix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, (xii) challenges encountered by the Company in the execution of restructuring programs, (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Chase’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Chase’s Annual Report on Form 10-K for the year ended August 31, 2022 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Chase does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Chase and KKR. In connection with this proposed transaction, Chase may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Chase may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CHASE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Chase as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Chase through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chase will be available free of charge on Chase’s internet website at https://chasecorp.com/investor-relations/ or by contacting Chase’s primary investor relation’s contact by email at investorrelations@chasecorp.com or by phone at 781-332-0700.

Participants in Solicitation

Chase, KKR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Chase is set forth in its Annual Report on Form 10-K for the fiscal year ended August 31, 2022, which was filed with the SEC on November 10, 2022, its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on December 22, 2022, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

[The following communication was made available by KKR to Chase Corporation’s employees]

Letter to Employees

Dear colleagues,

Earlier today, KKR proudly announced an agreement for an affiliate of our investment funds to acquire Chase Corporation. This letter is to briefly introduce you to KKR and to make clear our commitment to Chase.

We are deeply impressed by Chase’s reputation as a respected brand in highly-engineered protective materials, its best-in-class customer service, and the promise the future holds for the company. This is all thanks to the talent and dedication you have brought to Chase, and we look forward to working with you to grow the business.

KKR is a global investment firm that was founded in 1976. We are experienced and patient investors with a portfolio of more than 120 market-leading companies around the world. We have significant experience in the specialty chemicals and manufacturing industries, with investments including Hyperion Materials & Technologies, Minnesota Rubber & Plastics and Charter Next Generation. Our approach is simple: we partner with leading companies, management teams and talented employees to build and grow great businesses with a long-term vision.

At KKR, we know a company’s success is driven by its people. In recognition of that, we plan to support the company in implementing a broad-based employee ownership program after the transaction closes.1 This program will give all employees the opportunity to participate in the benefits of ownership in Chase and a chance to share in the company’s future success. Participation in the ownership program will be provided as an incremental benefit to you, offered on top of wages, salaries and other benefits the company currently offers, which you do not need to pay for.

KKR supports these programs because we believe that this type of broad-based engagement and alignment can drive results in businesses while also playing an important role in driving greater financial inclusion. We have been honing this ownership model for more than a decade, and have supported over 30 companies in awarding significant value to more than 60,000 employees. We will provide additional details when the transaction closes. In the meantime, you can learn more about it through the KKR Industrials LinkedIn and YouTube pages.

We are excited to begin our work together and look forward to building on Chase’s accomplishments to date.

On behalf of everyone at KKR,

Josh Weisenbeck and Rob Recer

[1]

The terms and conditions of employment for employees covered by collective bargaining agreement will continue to be governed by the applicable collective bargaining agreement. Any modification to terms and conditions of employment for employees covered by a collective bargaining agreement will first be subject to negotiation with the applicable union and representatives.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about Chase’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Chase’s shareholders, (ii) the timing to consummate the proposed transaction, (iii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iv) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (v) the diversion of management time on transaction-related issues, (vi) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Chase, (viii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chase to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (ix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, (xii) challenges encountered by the Company in the execution of restructuring programs, (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Chase’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Chase’s Annual Report on Form 10-K for the year ended August 31, 2022 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Chase does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Chase and KKR. In connection with this proposed transaction, Chase may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Chase may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CHASE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Chase as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Chase through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chase will be available free of charge on Chase’s internet website at https://chasecorp.com/investor-relations/ or by contacting Chase’s primary investor relation’s contact by email at investorrelations@chasecorp.com or by phone at 781-332-0700.

Participants in Solicitation

Chase, KKR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Chase is set forth in its Annual Report on Form 10-K for the fiscal year ended August 31, 2022, which was filed with the SEC on November 10, 2022, its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on December 22, 2022, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

[The following communication was made available by Chase Corporation to its suppliers]

Letter to Suppliers

Dear Valued Supplier,

I’m excited to share with you that Chase Corporation has entered into a definitive agreement to be acquired by an affiliate of funds managed by KKR, a leading global investment firm (as applicable, “KKR”).

This transaction will enable us to further deliver on our mission of providing best-in-class protective materials for high-reliability applications across diverse market sectors, including critical applications in electronics, fiber optics and electric grid infrastructure. KKR’s support will help us drive additional organic growth, expand our pipeline of products and services, and bring even more innovative solutions to market.

We currently expect the transaction to close in Q4 of 2023, subject to shareholder approval, in addition to regulatory approvals and other customary closing conditions. In the meantime, there will be no impact on the day-to-day operations of our business or on our relationships with suppliers.

Please do not hesitate to reach out to your usual Chase Corporation representative if you have any questions. Thank you for being a valued supplier, and for your support over the years. We are excited about this new chapter in our company’s history, and we are eager to continue partnering with you on this journey.

Sincerely,

Adam P. Chase	Scott R. Gustavson

Chief Executive Officer	Director, Global Supply Chain

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about Chase’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Chase’s shareholders, (ii) the timing to consummate the proposed transaction, (iii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iv) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (v) the diversion of management time on transaction-related issues, (vi) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Chase, (viii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chase to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (ix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, (xii) challenges encountered by the Company in the execution of restructuring programs, (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Chase’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Chase’s Annual Report on Form 10-K for the year ended August 31, 2022 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Chase does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Chase and KKR. In connection with this proposed transaction, Chase may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Chase may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CHASE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Chase as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Chase through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chase will be available free of charge on Chase’s internet website at https://chasecorp.com/investor-relations/ or by contacting Chase’s primary investor relation’s contact by email at investorrelations@chasecorp.com or by phone at 781-332-0700.

Participants in Solicitation

Chase, KKR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Chase is set forth in its Annual Report on Form 10-K for the fiscal year ended August 31, 2022, which was filed with the SEC on November 10, 2022, its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on December 22, 2022, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.